[Graphic]

Federated Fund for U.S. Government Securities, Inc.
28TH ANNUAL REPORT
MARCH 31, 1997
ESTABLISHED 1969

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

Federated Fund for U.S. Government Securities, Inc. was created in 1969, and I am pleased to present its 28th Annual Report. On March 31, 1997, the fund's total assets stood at $1.3 billion representing over 62,000 shareholders.

This report covers the 12-month period from April 1, 1996, through March 31, 1997. It begins with a discussion with the fund's portfolio manager, Kathy Foody-Malus, Vice President, Federated Advisers. She offers you her views on today's interest rate environment, fund performance, and how your fund is positioned.

Over the 12-month reporting period, the fund's portfolio produced a healthy income stream and a total return competitive with the overall Treasury market, as well as with the average U.S. government bond fund. Individual share class total return performance and income distributions follow.*

                        NET           INCOME
                   TOTAL RETURN    DISTRIBUTIONS
 Class A Shares        4.88%           $0.50
 Class B Shares        4.13%           $0.43
 Class C Shares        4.14%           $0.44

Following Kathy's discussion are three additional items of shareholder interest.

First is a series of graphs that display the fund's performance of a lump sum investment with income dividends reinvested, and the investment results of making systematic annual investments in the fund shares with dividends reinvested.

Second is a complete listing of the fund's holdings in mortgage-backed securities and U.S. Treasury bonds and notes.

Third is the publication of the fund's financial statements.

* Performance quoted is based on net asset value and reflects past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price, for Class A Shares, Class B Shares and Class C Shares were 0.12%, -1.55%, and 3.06%, respectively.

During the past 12 months, the bond market reflected its concerns and anxiety anticipating interest rate increases, and finally on March 25, 1997, Alan Greenspan, Chairman of the Federal Reserve Board (the "Fed"), raised interest rates by 0.25%. Many people believe Mr. Greenspan will again raise interest rates in May. These moves are in anticipation of rising inflation; however, his actions have certainly been evident in the recent negative performance of the bond market.

For over one year, we have experienced increased volatility in both the stock and bond markets, anticipating the Fed's action. Historically, raising interest rates affects business by increasing the cost of borrowing money and impacting earnings of corporations. Long term, we believe Mr. Greenspan's actions are good for the bond market because a slowdown in the economy, brought on by the high cost of money, would cause businesses to be more conservative in their expansion plans and inventories. They become hesitant to borrow money as the price of money could decline.

The fund's management has continued to emphasize mortgage-backed securities for their attractive yields and good long-term value. These securities are issued by Government National Mortgage Association and Federal National Mortgage Corporation. More than 86% of the fund's assets were invested in these mortgage-backed securities. These government securities are guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities.

Thank you for pursuing income opportunities through Federated Fund for U.S. Government Securities, Inc. If you have any questions or comments, do not hesitate to write.

Sincerely,

[Graphic]

J. Christopher Donahue
President
May 15, 1997

Investment Review

[Graphic]

Kathy Foody-Malus
Vice President
Federated Advisers

[Graphic]

HOW DID THE ECONOMY AND THE FEDERAL RESERVE BOARD'S RECENT RATE INCREASE INFLUENCE THE BOND MARKET DURING THE FUND'S FISCAL YEAR?

The strong growth of real Gross Domestic Product ("GDP") over the past six months and the subsequent 25 basis point increase of the Federal Funds Target Rate in late March has roiled the U.S. Treasury market. The U.S. Treasury yield curve has reacted as shorter rates have increased more than longer rates. Given this environment, the mortgage-backed securities sector has been the best-performing, high-grade, fixed-income sector during this period. On a total rate of return basis for the fiscal year ended March 31, 1997, mortgages outperformed their U.S. Treasury counterparts by over 150 basis points. The fundamentals and technicals in the mortgage market were attractive during this reporting period due to the relatively stable interest rate environment.

[Graphic]

HOW DID FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC. PERFORM FOR SHAREHOLDERS IN TERMS OF INCOME AND TOTAL RETURN DURING THE 12-MONTH REPORTING PERIOD ENDED MARCH 31, 1997?

In terms of income, the fund's Class A Shares paid $0.50 per share in dividends over the fiscal year. The fund's B and C Share classes each paid dividends totaling $0.43 and $0.44 per share, respectively.

For the 12-month period ended on March 31, 1997, investors in the fund's Class A, Class B and Class C Shares received a total net return of 4.88%, 4.13%, and 4.14%, respectively based on net asset value,* which was competitive with the 4.79% net total return for the Lipper U.S. Mortgage Funds Average and the 4.76% net total return on the Lipper GNMA Funds Average.** As a reference point during this same time period, the Merrill Lynch 5-Year and 10-Year U.S. Treasury Note Indexes' returns were 4.49% and 3.14%, respectively. ***

* Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price, for Class A, Class B and Class C Shares were 0.12%, -1.55%, and 3.06%, respectively.

** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

*** Merrill Lynch 5-Year and 10-Year Treasury Note Indexes comprise the most recently issued 5-year U.S. Treasury notes and 10-year U.S. Treasury notes, respectively. Index returns are calculated as total returns for periods of 1, 3, 6, and 12 months as well as year-to-date. Indexes are unmanaged, and investments cannot be made in an index.

[Graphic]

WHAT WERE THE FUND'S WEIGHTINGS IN MORTGAGE-BACKED AND TREASURY SECURITIES, AND WHY?

The fund's management currently remains committed to an 86% position in mortgage-backed securities and a 12% position in U.S. Treasury securities. This asset allocation mix reflects the historically tight mortgage-to-Treasury yield spreads and also a concern that further tightening implies spread levels that have not been witnessed over the last three years. The fund's bias continued to be neutral in duration -- 4.5 years -- to the Lehman Brothers GNMA Index.*

As of March 31, 1997, the portfolio composition was:

                                                    PERCENTAGE
SECTOR                                            OF NET ASSETS
Government National Mortgage Association (GNMA)       85.5%
Federal National Mortgage Association (FNMA)           0.2%
U.S. Treasury Bonds                                    3.0%
U.S. Treasury Notes                                    9.2%

[Graphic]

WHAT DO YOU SEE AHEAD FOR THE BOND MARKET THROUGH 1997?

As anticipated by bond market participants, the Fed increased the Fed Funds Target Rate by 0.25% on March 25, 1997. Initial reaction was muted as investors have reflected on the increase; however, Treasury yields have risen due to their concerns over further potential tightenings. Our view is that when the announcement was made regarding the rate increase, the move was taken in light of stronger growth rather than any emerging inflationary pressures. Chairman Greenspan, before and after the announcement, has attempted to dispel the notion that 1997 is a repeat of 1994. The strength of the dollar combined with the increase in Treasury yields should, we believe, help moderate growth moving forward in 1997 and help to restrain inflation.

Given this scenario, there may be no need for additional rate increases, and we believe the outlook for the fixed-rate mortgage market in 1997 remains favorable. The year has already started out strongly for fixed-income products that offer incremental yield pick-up over U.S. Treasury securities.
* The Lehman Brothers GNMA Index includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA).

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $28,000 IN THE CLASS A SHARES OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC. ON 10/6/69, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DIDN'T REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $204,054 ON 3/31/97. YOU WOULD HAVE EARNED A 7.49%* AVERAGE ANNUAL TOTAL RETURN FOR THE 28-YEAR INVESTMENT LIFESPAN -- QUITE ATTRACTIVE FOR A GOVERNMENT INCOME FUND, ESPECIALLY DURING A TIME WHEN THE ECONOMIC MARKETS WENT THROUGH SEVERAL CYCLES.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/97, the Class A Shares' average annual one-year, five-year, and ten-year total returns were 0.12%, 4.33%, and 6.82%, respectively. Class B Shares' average annual one-year and since inception (7/25/94) total returns were -1.55% and 4.42%, respectively. Class C Shares' average annual one-year and since inception (4/26/93) total returns were 3.06% and 3.65%, respectively.

[Graphic]

* Total return represents the change in the value of an investment in Class
  A Shares after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR 28 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $95,768 BY 3/31/97.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Fund for U.S. Government Securities, Inc. on 10/6/69, reinvested your dividends and capital gains, and didn't redeem any shares, you would have invested only $28,000, but your account would have reached a total value of $95,768* by 3/31/97. You would have earned an average annual total return of 7.81%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you even if you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work!

[Graphic]

* No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR CURRENT INCOME

Eleven years ago, on March 31, 1986, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose Federated Fund for U.S. Government Securities, Inc. because it invests in government securities which historically have been some of the safest, most creditworthy securities issued in America.

They like the way they can use their Federated Fund for U.S. Government Securities, Inc. account for an occasional extravagance -- like the $50,000 Jaguar they bought this August to celebrate their 11th anniversary -- without touching their original principal.

The Laughlin's account totaled $208,998 as of 3/31/97 for an average annual total return of 6.93%.*

[Graphic]

* This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
A HISTORY OF SOLID EARNINGS -- NINETEEN 10-YEAR PERIODS

$10,000 INVESTED WITH DISTRIBUTIONS REINVESTED

How a $10,000 investment grew during each 10-year period since fund inception.

This chart shows what your account would be worth had you invested $10,000 in Class A Shares at the beginning of these consecutive decades.

OVER EVERY 10-YEAR PERIOD SINCE THE FUND'S INCEPTION, A $10,000 INVESTMENT IN ITS CLASS A SHARES (WITH ALL DIVIDENDS AND CAPITAL GAINS REINVESTED) GREW IN VALUE. At the end of each decade, no investor who stayed invested for the entire period would have lost money.

 A History of Investment Growth

                                       Dividends and
      April 1 -     Initial Number     Capital Gains       Total        Ending Value
      March 31         of Shares         Reinvested        Shares        of Shares
      1969-1979*          955             $ 8,163          1,858          $16,797
      1970-1980           951               7,432          1,981           14,302
      1971-1981           866               6,993          1,838           13,218
      1972-1982           907               7,349          1,997           13,460
      1973-1983           935              10,113          2,120           18,085
      1974-1984           991              10,955          2,319           19,132
      1975-1985          1007              12,169          2,461           20,598
      1976-1986           988              13,416          2,518           22,082
      1977-1987           978              13,523          2,556           21,908
      1978-1988          1015              14,314          2,717           22,852
      1979-1989          1056              14,552          2,873           23,010
      1980-1990          1323              18,900          3,619           29,786
      1981-1991          1328              19,392          3,634           30,561
      1982-1992          1416              20,128          3,782           32,182
      1983-1993          1120              15,490          2,942           25,008
      1984-1994          1157              14,218          2,959           23,350
      1985-1995          1141              12,590          2,782           21,341
      1986-1996          1089              11,256          2,528           19,775
      1987-1997          1115              10,768          2,515           19,344


* This 10-year period is October 6, 1969 through March 31, 1979.

For each time period shown, share price fluctuated.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
PORTFOLIO UPDATE

The chart shows the percentage of fund assets diversified across different types of U.S. government securities.
[Graphic]

* As a percentage of the Portfolio of Investments.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
(CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC. (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Fund for U.S. Government Securities, Inc. (Class A Shares) (the "Fund") from March 31, 1987 to
March 31, 1997, compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI)+, the Salomon Brothers 15-Year Mortgage Index (SB15YRMI)+ and the Lipper U.S. Mortgage Funds Average (LUSMFA).++
[Graphic]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5YRTBI, SB15YRMI and the LUSMFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LB5YRTBI and the SB15YRMI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

++ The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
(CLASS B SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC. (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Fund for U.S. Government Securities, Inc. (Class B Shares) (the "Fund") from July 25, 1994 (start of performance) to March 31, 1997 compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI)+, the Salomon Brothers 15-Year Mortgage Index (SB15YRMI)+, and the Lipper U.S. Mortgage Funds Average (LUSMFA)++.
[Graphic]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5YRTBI, the SB15YRMI, and the LUSMFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LB5YRTBI and the SB15YRMI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged.

++ The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
(CLASS C SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC. (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Fund for U.S. Government Securities, Inc. (Class C Shares) (the "Fund") from April 26, 1993 (start of performance) to March 31, 1997 compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI)+, the Salomon Brothers 15-Year Mortgage Index (SB15YRMI)+, and the Lipper U.S. Mortgage Funds Average (LUSMFA)++.
[Graphic]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5YRTBI, the SB15YRMI, and LUSMFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LB5YRTBI and the SB15YRMI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. These indices are unmanaged.

++ The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC
PORTFOLIO OF INVESTMENTS

MARCH 31, 1997

  PRINCIPAL
   AMOUNT                                                                                            VALUE
 LONG-TERM U.S. GOVERNMENT OBLIGATIONS -- 97.9%
                        (A)GOVERNMENT NATIONAL MORTGAGE ASSOCIATION MPT -- 85.5%
 $            87,019,144 6.500%, 2/15/2024 - 7/15/2024                                        $      81,118,375
               7,804,557 6.875%, 12/20/2022                                                           7,976,414
             241,562,056 7.000%, 7/15/2023 - 2/20/2027                                              232,358,831
              14,253,954 7.125%, 4/20/2022 - 9/20/2022                                               14,644,915
             253,860,185 (b)7.500%, 12/15/2021 - 1/15/2027                                          249,889,326
             218,472,423 8.000%, 1/15/2022 - 9/15/2026                                              219,792,647
              88,575,115 8.500%, 5/15/2018 - 8/15/2026                                               91,193,992
             101,535,091 9.000%, 10/15/2017 - 11/15/2024                                            107,602,522
              47,861,820 9.500%, 9/15/2016 - 9/15/2026                                               51,621,177
              27,459,276 10.000%, 4/15/2016 - 8/15/2020                                              30,121,503
               9,490,273 10.500%, 10/15/2015 - 10/15/2019                                            10,500,378
               9,683,212 11.000%, 12/15/2009 - 10/15/2019                                            10,904,259
              13,591,006 11.500%, 3/15/2010 - 9/15/2018                                              15,473,134
              11,145,275 12.000%, 5/15/2011 - 1/15/2016                                              12,875,570
               1,483,713 12.500%, 2/15/2011 - 5/15/2015                                               1,729,823
               1,809,690 13.000%, 1/15/2011 - 12/15/2014                                              2,112,688
                         Total                                                                    1,139,915,554
                        (A)FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.2%
               2,893,957 7.000%, 11/1/2023 - 12/1/2023                                                2,787,740
                 385,992 11.00%, 10/1/2010                                                              428,272
                         Total                                                                        3,216,012
                         U.S. TREASURY BONDS -- 3.0%
              18,300,000 7.125%, 2/15/2023                                                           18,078,204
               3,000,000 8.125%, 8/15/2019                                                            3,292,140
              10,000,000 8.75%, 5/15/2017                                                            11,603,800
               6,030,000 9.25%, 2/15/2016                                                             7,290,391
                         Total                                                                       40,264,535


FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC

  PRINCIPAL
   AMOUNT                                                                                            VALUE
 LONG-TERM U.S. GOVERNMENT OBLIGATIONS -- CONTINUED
                         U.S. TREASURY NOTES -- 9.2%
 $            20,000,000 5.500, 11/15/1998                                                    $      19,746,800
              14,000,000 5.875%, 11/15/1999                                                          13,778,520
              10,000,000 6.125%, 9/30/2000                                                            9,834,800
              26,500,000 6.250, 5/31/2000 - 2/15/2003                                                26,027,895
               7,000,000 6.375%, 9/30/2001                                                            6,899,760
              17,400,000 6.500, 5/31/2001                                                            17,258,886
              14,000,000 7.000, 7/15/2006                                                            14,033,040
              10,000,000 7.500, 2/15/2005                                                            10,344,200
               4,000,000 8.000, 8/15/1999                                                             4,130,000
                         Total                                                                      122,053,901
                         TOTAL LONG-TERM U.S. GOVERNMENT OBLIGATIONS
                         (IDENTIFIED COST $1,309,585,996)                                         1,305,450,002
 (C)REPURCHASE AGREEMENTS -- 5.0%
              21,235,000 BT Securities Corporation, 6.450%, dated 3/31/1997, due 4/1/1997            21,235,000
              45,000,000 (d)Goldman Sachs Group, LP, 5.350%, dated 3/17/1997, due 4/17/1997          45,000,000
                         TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)                             66,235,000
                         TOTAL INVESTMENTS (IDENTIFIED COST $1,375,820,996)(E)                $   1,371,685,002


(a) Because of monthly principal payments, the average lives of the Government National Mortgage Association Modified Pass-Through Securities and Federal National Mortgage Association Pass-Through Securities are less than the stated maturities.

(b) This security is subject to dollar roll transactions.

(c) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

(d) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

(e) The cost of investments for federal tax purposes amounts to $1,375,820,996. The net unrealized depreciation of investments on a federal tax basis amounts to $4,135,994 which is comprised of $10,453,953 appreciation and $14,589,947 depreciation at March 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
     ($1,333,352,441) at March 31, 1997.

The following acronym is used throughout this portfolio:

MPT -- Modified Pass Through

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1997

 ASSETS:
 Total investments in securities, at value (identified and tax cost $1,375,820,996)             $  1,371,685,002
 Cash                                                                                                      3,633
 Income receivable                                                                                     9,777,662
 Receivable for investments sold                                                                     101,918,365
 Receivable for shares sold                                                                              738,708
    Total assets                                                                                   1,484,123,370
 LIABILITIES:
 Payable for investments purchased                                                  $98,167,767
 Payable for shares redeemed                                                          4,586,243
 Income distribution payable                                                          2,775,192
 Payable for dollar roll transactions                                                44,651,858
 Accrued expenses                                                                       589,869
    Total liabilities                                                                                150,770,929
 NET ASSETS for 174,247,804 shares outstanding                                                  $  1,333,352,441
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                $  1,510,752,173
 Net unrealized depreciation of investments                                                           (4,135,994)
 Accumulated net realized loss on investments                                                       (182,288,759)
 Undistributed net investment income                                                                   9,025,021
    Total Net Assets                                                                            $  1,333,352,441
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($1,177,071,713 / 153,839,703 shares outstanding)                               $7.65
 Offering Price Per Share (100/95.50 of $7.65)*                                                            $8.01
 Redemption Proceeds Per Share                                                                             $7.65
 CLASS B SHARES:
 Net Asset Value Per Share ($100,438,990 / 13,116,511 shares outstanding)                                  $7.66
 Offering Price Per Share                                                                                  $7.66
 Redemption Proceeds Per Share (94.50/100 of $7.66)**                                                      $7.24
 CLASS C SHARES:
 Net Asset Value Per Share ($55,841,738 / 7,291,590 shares outstanding)                                    $7.66
 Offering Price Per Share                                                                                  $7.66
 Redemption Proceeds Per Share (99.00/100 of $7.66)**                                                      $7.58


* See "How to Purchase Shares" in the Prospectus.
** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 1997

 INVESTMENT INCOME:
 Interest (net of dollar roll expense of $4,493,871)                                            $    106,835,941
 EXPENSES:
 Investment advisory fee                                                         $    8,025,601
 Administrative personnel and services fee                                            1,069,801
 Custodian fees                                                                         231,987
 Transfer and dividend disbursing agent fees and expenses                             1,462,531
 Directors'/Trustees' fees                                                               10,798
 Auditing fees                                                                           21,178
 Legal fees                                                                              30,082
 Portfolio accounting fees                                                              156,850
 Distribution services fee -- Class B Shares                                            735,142
 Distribution services fee -- Class C Shares                                            512,501
 Shareholder services fee -- Class A Shares                                           3,123,496
 Shareholder services fee -- Class B Shares                                             245,047
 Shareholder services fee -- Class C Shares                                             170,834
 Share registration costs                                                                60,016
 Printing and postage                                                                   180,437
 Insurance premiums                                                                      14,533
 Taxes                                                                                  249,885
 Miscellaneous                                                                           30,209
    Total expenses                                                                   16,330,928
 Waivers --
    Waiver of shareholder services fee -- Class A Shares             (1,463,188)
    Waiver of shareholder services fee -- Class B Shares                (17,532)
    Waiver of shareholder services fee -- Class C Shares                (11,147)
       Total waivers                                                                 (1,491,867)
         Net expenses                                                                                 14,839,061
             Net investment income                                                                    91,996,880
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                                                                    (22,638,986)
 Net change in unrealized depreciation of investments                                                 (2,749,753)
    Net realized and unrealized loss on investments                                                  (25,388,739)
       Change in net assets resulting from operations                                           $     66,608,141


(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED MARCH 31,
                                                                                   1997                1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                      $    91,996,880 $       102,434,216
 Net realized gain (loss) on investments ($20,479,836 and
 $4,621,860 net loss respectively, as computed for federal tax purposes)        (22,638,986)         15,733,325
 Net change in unrealized appreciation (depreciation)                            (2,749,753)          7,914,175
  Change in net assets resulting from operations                                  66,608,141        126,081,716
 NET EQUALIZATION CREDITS (DEBITS) --                                            (1,276,332)           (663,008)
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income
  Class A Shares                                                                (80,122,258)        (95,810,418)
  Class B Shares                                                                 (5,509,826)         (4,295,610)
  Class C Shares                                                                 (3,782,566)         (4,916,823)
  Change in net assets resulting from distributions to shareholders             (89,414,650)       (105,022,851)
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                                   153,017,859         203,854,783
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                          55,974,907          65,198,244
 Cost of shares redeemed                                                       (354,947,794)       (268,563,700)
  Change in net assets resulting from share transactions                       (145,955,028)            489,327
  Change in net assets                                                         (170,037,869)         20,885,184
 NET ASSETS:
 Beginning of period                                                          1,503,390,310       1,482,505,126
 End of period (including undistributed net investment income
 of $9,025,021 and $6,442,791, respectively)                                $ 1,333,352,441 $     1,503,390,310


(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                         YEAR ENDED MARCH 31,
                        1997        1996        1995        1994        1993
 NET ASSET VALUE,
 BEGINNING OF
 PERIOD                $ 7.78      $ 7.67      $ 7.89      $ 8.50      $ 8.51
 INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
 income                  0.51        0.54        0.57        0.63        0.71
 Net realized and
 unrealized gain
 (loss)
 on investments         (0.14)       0.12       (0.23)      (0.61)      (0.03)
 Total from
 investment
 operations              0.37        0.66        0.34        0.02        0.68
 LESS DISTRIBUTIONS
 Distributions
 from net
 investment
 income                 (0.50)      (0.55)      (0.56)      (0.63)      (0.69)
 NET ASSET VALUE,
 END OF PERIOD         $ 7.65      $ 7.78      $ 7.67      $ 7.89      $ 8.50
 TOTAL RETURN(A)         4.88%       8.77%       4.59%       0.13%       8.31%
 RATIOS TO
 AVERAGE
 NET ASSETS
 Expenses                0.95%       0.95%       0.95%       0.88%       0.83%
 Net investment
 income                  6.60%       6.80%       7.41%       7.50%       8.33%
 Expense waiver/
 reimbursement(b)        0.12%       0.11%       0.02%         --          --
 SUPPLEMENTAL DATA
 Net assets, end
 of period
 (000 omitted)     $1,177,071  $1,330,272  $1,367,710  $1,693,293  $1,844,712
 Portfolio
 turnover                 120%        157%        154%        149%         52%


                                        YEAR ENDED MARCH 31,
                        1992         1991       1990        1989        1988
 NET ASSET VALUE,
 BEGINNING OF
 PERIOD                $ 8.41      $ 8.23      $ 8.01      $ 8.41      $ 8.56
 INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
 income                  0.75        0.77        0.78        0.76        0.78
 Net realized and
 unrealized gain
 (loss)
 on investments          0.08        0.19        0.21       (0.40)      (0.15)
 Total from
 investment
 operations              0.83        0.96        0.99        0.36        0.63
 LESS DISTRIBUTIONS
 Distributions
 from net
 investment
 income                 (0.73)      (0.78)      (0.77)      (0.76)      (0.78)
 NET ASSET VALUE,
 END OF PERIOD         $ 8.51      $ 8.41      $ 8.23      $ 8.01      $ 8.41
 TOTAL RETURN(A)        10.20%      12.12%      12.59%       4.47%       7.66%
 RATIOS TO
 AVERAGE
 NET ASSETS
 Expenses                0.91%       0.97%       0.96%       0.96%       0.96%
 Net investment
 income                  8.69%       9.21%       9.32%       9.22%       9.31%
 Expense waiver/
 reimbursement(b)          --          --        0.04%         --        0.01%
 SUPPLEMENTAL DATA
 Net assets, end
 of period
 (000 omitted)     $1,384,117  $1,133,017  $1,039,493  $1,054,055  $1,150,395
 Portfolio
 turnover                  43%         27%         98%         83%         72%


(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC
FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      YEAR ENDED MARCH 31,
                                                                              1997         1996          1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 7.78        $ 7.67         $ 7.75
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                       0.44          0.49           0.37
  Net realized and unrealized gain (loss) on investments                     (0.13)         0.11          (0.06)
  Total from investment operations                                            0.31          0.60           0.31
 LESS DISTRIBUTIONS
  Distributions from net investment income                                   (0.43)        (0.49)         (0.37)
  Distributions in excess of net investment income(b)                           --            --          (0.02)
  Total distributions                                                        (0.43)        (0.49)         (0.39)
 NET ASSET VALUE, END OF PERIOD                                             $ 7.66        $ 7.78         $ 7.67
 TOTAL RETURN(C)                                                              4.13%         7.90%          4.13%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                    1.80%         1.78%          1.76%*
  Net investment income                                                       5.75%         5.93%          7.02%*
  Expense waiver/reimbursement(d)                                             0.02%         0.04%          0.06%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                 $100,439       $93,169        $34,276
  Portfolio turnover                                                           120%          157%           154%


* Computed on an annualized basis.

(a) Reflects operations for the period from July 25, 1994 (date of initial public offering) to March 31, 1995.

(b) Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purpose.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               YEAR ENDED MARCH 31,
                                                                  1997      1996         1995        1994(A)(B)
 NET ASSET VALUE, BEGINNING OF PERIOD                           $ 7.78     $ 7.67       $ 7.89       $ 8.54
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                           0.45       0.47         0.51         0.54
  Net realized and unrealized gain (loss) on investments         (0.13)      0.12        (0.23)       (0.63)
  Total from investment operations                                0.32       0.59         0.28        (0.09)
 LESS DISTRIBUTIONS
  Distributions from net investment income                       (0.44)     (0.48)       (0.50)       (0.54)
  Distributions in excess of net investment income(c)               --         --           --        (0.02)
  Total distributions                                            (0.44)     (0.48)       (0.50)       (0.56)
 NET ASSET VALUE, END OF PERIOD                                 $ 7.66     $ 7.78       $ 7.67       $ 7.89
 TOTAL RETURN(D)                                                  4.14%      7.85%        3.72%       (1.17%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                        1.80%      1.79%        1.79%        1.81%*
  Net investment income                                           5.74%      5.96%        6.56%        6.45%*
  Expense waiver/reimbursement(e)                                 0.02%      0.02%        0.02%          --
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                      $55,842    $79,949      $80,519     $103,433
  Portfolio turnover                                               120%       157%         154%         149%


* Computed on an annualized basis.

(a) As of July 29, 1994, Select Shares were no longer offered and were reclassified as Class C Shares. For the year ended March 31, 1994, Select Shares' net assets (000 omitted) were $1,751.

(b) Reflects operations for the period from April 26, 1993 (date of initial public offering) to March 31, 1994.

(c) Distributions in excess of net investment income were result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

(d) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(e) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC
NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

1. ORGANIZATION

Federated Fund for U.S. Government Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS -- U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

  REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and equalization. The following reclassifications have been made to the financial statements.

               INCREASE (DECREASE)

                    ACCUMULATED    UNDISTRIBUTED
                   NET REALIZED   NET INVESTMENT
  PAID-IN CAPITAL   GAIN/LOSS         INCOME

  ($14,773,027)    $13,496,695      $1,276,332

  Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

  FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  At March 31, 1997, the Fund, for federal tax purposes, had a capital loss carryforward of $180,107,709 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

   EXPIRATION YEAR     EXPIRATION AMOUNT
        1999             $   4,037,707
        2000             $   2,560,450
        2001             $   5,923,640
        2002             $  19,160,797
        2003             $ 123,323,419
        2004             $   4,621,860
        2005             $  20,479,836

  EQUALIZATION -- The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares.

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  DOLLAR ROLL TRANSACTIONS -- The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

  USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

  OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At March 31, 1997, par value shares ($0.001 per share) authorized were as follows:

                   NUMBER OF PAR
                   VALUE CAPITAL
 CLASS NAME      STOCK AUTHORIZED
  Class A           750,000,000
  Class B           500,000,000
  Class C           750,000,000
   Total          2,000,000,000

Transactions in capital stock were as follows:

                                                                    YEAR ENDED MARCH 31,
                                                        1997                                1996
 CLASS A SHARES                              SHARES            AMOUNT           SHARES             AMOUNT
 Shares sold                              13,802,678 $       106,373,098       14,028,935 $      109,836,978
 Shares issued to shareholders in
 payment of distributions declared         6,594,535          50,648,967        7,725,001         60,313,945
 Shares redeemed                         (37,560,941)       (288,629,597)     (29,072,831)      (227,106,948)
  Net change resulting from
  Class A Share transactions             (17,163,728) $     (131,607,532)      (7,318,895) $     (56,956,025)

                                                                    YEAR ENDED MARCH 31,
                                                        1997                                1996
 CLASS B SHARES                              SHARES            AMOUNT           SHARES             AMOUNT
 Shares sold                               4,065,970 $        31,504,278        9,233,866 $       72,641,142
 Shares issued to shareholders in
 payment of distributions declared           420,703           3,252,961          309,614          2,434,786
 Shares redeemed                          (3,348,106)        (25,930,245)      (2,034,581)       (16,019,590)
  Net change resulting from
  Retired Share transactions               1,138,567 $         8,826,994        7,508,899 $       59,056,338

                                                                    YEAR ENDED MARCH 31,
                                                        1997                                1996
 CLASS C SHARES                              SHARES            AMOUNT           SHARES               AMOUNT
 Shares sold                               1,953,059 $        15,140,483        2,705,784 $       21,376,663
 Shares issued to shareholders in
 payment of distributions declared           268,312           2,072,979          311,557          2,449,513
 Shares redeemed                          (5,206,746)        (40,387,952)      (3,235,263)       (25,437,162)
  Net change resulting from
  Class C Share transactions              (2,985,375) $      (23,174,490)        (217,922) $      (1,610,986)
  Net change resulting from
  share transactions                     (19,010,536) $     (145,955,028)         (27,918) $         489,327


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to (a) a maximum of 0.25% of average daily net assets of the Fund, and
  (b) 4.5% of the gross income of the Fund, excluding capital gains or losses. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

  ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

  DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule, annually, to compensate FSC.

                      PERCENTAGE OF
                      AVERAGE DAILY
                       NET ASSETS
  SHARE CLASS NAME      OF CLASS
  Class B Shares          0.75%
  Class C Shares          0.75%

  SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

  TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

  GENERAL -- Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended March 31, 1997, were as follows:

PURCHASES     $ 1,699,604,560
SALES         $ 1,815,091,923

INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Fund for U.S. Government Securities, Inc. as of March 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1997 and 1996, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Fund for U.S. Government Securities, Inc. as of March 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
May 2, 1997

DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
  Chairman
J. Christopher Donahue
  President
Richard B. Fisher
  Vice President
Edward C. Gonzales
  Executive Vice President
John W. McGonigle
  Executive Vice President, Treasurer, and Secretary
S. Elliott Cohan
  Assistant Secretary
Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

[Graphic]
Cusip 314182106
Cusip 314182205
Cusip 314182304
8042505 (5/97)


            Federated Fund for U.S. Government Securities, Inc.

A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The `x'' axis reflects computation periods from 10/6/69 to 3/31/97. The `y'' axis is measured in increments of $25,000 ranging from $0 to $225,000 and indicates that the ending value of hypothetical initial investment of $28,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $204,054 on 3/31/97.

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The `x'' axis reflects computation periods from 10/6/69 to 3/31/97. The `y'' axis is measured in increments of $20,000 ranging from $0 to $100,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $95,768 on 3/31/97.

A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The `x'' axis reflects computation periods from 3/31/86 to 3/31/97. The `y'' axis is measured in increments of $50,000 ranging from $0 to $250,000 and indicates that the ending value of a hypothetical initial investment of $100,000 in the fund would have grown to $208,998 on 3/31/97.

A4. The graphic presentation here displayed consists of a five column chart outlining the nineteen ten-year periods of investment growth. The columns are as follows: April 1-March 31; Initial Number of Shares; Dividends and Capital Gains Reinvested; Total Shares; Ending Value of Shares. The information is as follows: 1969-1979, 955, $8,163, 1,858, $16,797; 1970-
1980, 951, $7,432, 1,981, $14,302; 1971-1981, 866, $6,993, 1,838, $13,218;
1972-1982; 907, $7,349, 1,997, $13,460; 1973-1983; 935, $10,113, 2,120,
$18,085; 1974-1984; 991, $10,955, 2,319, $19,132; 1975-1985; 1,007,
$12,169, 2,461, $20,598; 1976-1986; 988, $13,416, 2,518, $22,082; 1977-
1987; 978, $13,523, 2,556, $21,908; 1978-1988; 1,105, $14,314, 2,717,
$22,852; 1979-1989; 1,056, $14,552, 2,873, $23,010; 1980-1990; 1,323,
$18,900, 3,619, $29,786; 1981-1991; 1,328, $19,392, 3,634, $30,561; 1982-
1992; 1,416, $20,128, 3,782, $32,182; 1983-1993; 1,120, $15,490, 2,942,
$25,008; 1984-1994; 1157, $14,218, 2,959, $23,350; 1985-1995; 1,141,
$12,590, 2,782, $21,341, 1986-1996, 1,089, 11,256, 2,528, $19,775 and 1987-
1997, 1,115, $10,768, 2,515 and $19,344.
A5. The graphic presentation here displayed consists of a pie chart showing the percentage of fund assets diversified across different types of U.S. government securities. The pie chart is divided into five separate pieces labeled as follows: Government National Mortgage Association, 80.87%, U.S. Treasurys, 11.83%, Repurchase Agreements, 4.82%, Government National Mortgage Association ARMs, 2.24% and Federal National Mortgage Association, 0.24%.

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Fund for U.S. Government Securities, Inc., based on a 4.50% sales charge are represented by a solid line. The Lehman Brothers 5-Year Treasury Bellwether Index (the `LB5YRTBI'') is represented by a dotted line, the Salomon Brothers
15-Year Mortgage Index (the `SB15YRMI'') is represented by a broken line and the Lipper U.S. Mortgage Funds Average (the `LUSMFA'') is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, the LB5YRTBI, the SB15YRMI and the LUSMFA. The `x'' axis reflects computation periods from 3/31/87 to 3/31/97. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales charge, as compared to the LB5YRTBI, the SB15YRMI and the LUSMFA. The ending values were $19,335, $19,855, $22,621 and $20,194, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year, five-year and 10-year periods ended 3/31/97 and from the fund's start of performance (10/6/69) to 3/31/97. The total returns were 0.12%, 4.33%, 6.82% and 7.49%, respectively.

A7. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Fund for U.S. Government Securities, Inc. are represented by a solid line. The Lehman Brothers 5-Year Treasury Bellwether Index (the `LB5YRTBI'') is represented by a dotted line, the Salomon Brothers 15-Year Mortgage Index (the `SB15YRMI'') is represented by a broken line and the Lipper U.S. Mortgage Funds Average (the `LUSMFA'') is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, the LB5YRTBI, the SB15YRMI and the LUSMFA. The `x'' axis reflects computation periods from 7/25/94 to 3/31/97. The ``y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares as compared to the LB5YRTBI, the SB15YRMI and the LUSMFA. The ending values were $11,172, $11,742, $12,485 and $11,857, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Returns for the one-year period ended 3/31/97 and from the fund's start of performance (7/25/94) to 3/31/97. The total returns were (1.55%) and 4.42%, respectively.

A8. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Fund for U.S. Government Securities, Inc. are represented by a solid line. The Lehman Brothers 5-Year Treasury Bellwether Index (the `LB5YRTBI'') is represented by a dotted line, the Salomon Brothers 15-Year Mortgage Index (the `SB15YRMI'') is represented by a broken line and the Lipper U.S. Mortgage Funds Average (the `LUSMFA'') is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund, the LB5YRTBI, the SB15YRMI and the LUSMFA. The `x'' axis reflects computation periods from 4/26/93 to 3/31/97. The ``y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares as compared to the LB5YRTBI, the SB15YRMI and the LUSMFA. The ending values were $11,513, $11,958, $12,736 and $11,983, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns for the one-year period ended 3/31/97 and from the fund's start of performance (4/26/93) to 3/31/97. The total returns were 3.06% and 3.65%, respectively.